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Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-38896, 333-61284, 333-61278, 333-72704 and 333-89696) of ValueClick, Inc. of our report dated February 14, 2003 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP

Century City, California
March 26, 2003

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  Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS